                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                                 IN WITNESS WHEREOF, the undersigned has
executed this instrument this 3rd day of August, 1994.


                                         /s/ Milton Carroll
                                         ------------------
                                         Milton Carroll

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ John T. Cater
                                         -----------------
                                         John T. Cater

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Robert J. Cruikshank
                                         ------------------------
                                         Robert J. Cruikshank

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Linnet F. Deily
                                         -------------------
                                         Linnet F. Deily

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Joseph M. Hendrie
                                         ---------------------
                                         Joseph M. Hendrie

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Howard W. Horne
                                         -------------------
                                         Howard W. Horne

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Don D. Jordan
                                         -----------------
                                         Don D. Jordan

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Alexander F. Schilt
                                         -----------------------
                                         Alexander F. Schilt

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Kenneth L. Schnitzer, Sr.
                                         -----------------------------
                                         Kenneth L. Schnitzer, Sr.

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ D. D. Sykora
                                         ----------------
                                         D. D. Sykora

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 4th day of August, 1994.


                                         /s/ Jack T. Trotter
                                         -------------------
                                         Jack T. Trotter

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

                                 (Common Stock)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of the Company's common stock, without par value, issued by the Company, in connection with the Kazma Acquisition by the Company's subsidiary, KBLCOM Incorporated;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of August, 1994.


                                         /s/ Bertram Wolfe
                                         -----------------
                                         Bertram Wolfe